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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Focal Communications Corporation's previously filed Registration Statement Files No. 333-49397 on Form S-4, No. 333-77995 on Form S-1, No. 333-46358 on Form S-8, No. 333-46302
on Form S-8, No. 333-46342 on Form S-8, and No. 333-34480 on Form S-4.